SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

                                    Form 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):  May 30, 2003


                            Valpey-Fisher Corporation

               (Exact Name of Registrant as Specified in Charter)


          Maryland                       1-4184                06-0737363
          --------                  ---------------     ----------------------
(State or other jurisdiction        Commission File         (IRS Employer
    of incorporation)                    Number         Identification Number)


     75 South Street, Hopkinton, MA                          01748
     ------------------------------                          -----
(Address of principal executive offices)                   (Zip Code)

Registrant's telephone number, including area code: (508) 435-6831
                                                    --------------

Item 5.   Other Events

     On May 30, 2003, Valpey-Fisher Corporation ("the Company") issued a press release announcing that the Company completed the acquisition of certain assets of MF Electronics Corp. A copy of the Company's press release regarding such announcement is attached hereto as Exhibit 99.1 and is hereby incorporated by reference.


Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits.

  (c)        Exhibits

           Exhibit No.                            Description
           ----------                             ------------

              99.1                      Press Release dated May 30, 2003

                                    Signature
                                    ---------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         Valpey-Fisher Corporation


          Date:  May 30, 2003          By:  /s/ Michael J. Kroll
                                          ----------------------
                                                Michael J. Kroll
                                                Vice President, Treasurer and
                                                Chief Financial Officer